UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2017
 Illumina, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35406	33-0804655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)
(858) 202-4500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Illumina, Inc.’s 2017 annual meeting of stockholders (the “Annual Meeting”) was held on May 30, 2017, at which the company's stockholders voted upon the following proposals:

1.
The election of Caroline Dorsa, Robert Epstein, and Philip Schiller to our Board of Directors to hold office for three years until the annual meeting of stockholders in the year 2020. This proposal was approved.

2.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. This proposal was approved.

3.	On an advisory basis, approval of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting. This proposal was approved.

4.
The advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s “named executive officers” as disclosed in the Company’s future proxy statements. The alternative of “every year” received the highest number of votes.

5.	Approval of an amendment to the Company’s certificate of incorporation removing certain supermajority voting requirements. This proposal was approved.

According to the inspector of election, stockholders present in person or by proxy representing 134,705,120 shares of the Company's common stock voted on the proposals presented as follows:

Proposal 1	Votes regarding the election of three director nominees were:

	For	Against	Abstain	Broker Non-Votes
Caroline Dorsa	123,855,738	945,076	51,695	9,852,611
Robert Epstein	123,925,611	872,809	54,089	9,852,611
Philip Schiller	124,456,707	339,574	56,228	9,852,611

Proposal 2	Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, were:

For	Against	Abstain	Broker Non-Votes
133,288,215	1,263,152	153,753	—

Proposal 3	Votes regarding the approval, on an advisory basis, of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting were:

For	Against	Abstain	Broker Non-Votes
121,986,926	2,062,366	803,217	9,852,611

Proposal 4	Votes regarding the advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company’s “named executive officers”

1 Year	2 Years	3 Years	Abstain
113,875,744	65,521	10,826,857	84,387

Proposal 5	Votes regarding the approval of an amendment to the Company’s certificate of incorporation removing certain supermajority voting requirements:

For	Against	Abstain	Broker Non-Votes
124,530,099	125,817	196,593	9,852,611

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	May 31, 2017	By:	/s/ CHARLES E. DADSWELL
Charles E. Dadswell
Senior Vice President, General Counsel and Secretary